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                               DELAWARE VIP TRUST

                      DELAWARE VIP EMERGING MARKETS SERIES
                   DELAWARE INTERNATIONAL VALUE EQUITY SERIES

                            SUPPLEMENT TO THE SERIES'
                         PROSPECTUS DATED APRIL 30, 2004


As set forth in the May 5, 2004, Supplement to the Prospectus, the Series' investment manager, Delaware International Advisers Ltd. ("DIAL"), is being acquired by a venture comprised of certain members of DIAL's management and a private equity firm, Hellman & Friedman, LLC. This transaction is expected to close late in the third quarter or early in the fourth quarter of this year (the "Closing"). Under applicable law, DIAL's Investment Management Agreement for each Series will automatically terminate as of the Closing.

In order for Delaware Investments to continue to provide overall management of the daily business affairs of the Series after the Closing, the Board of Trustees responsible for each Series has approved a proposal that provides for Delaware Management Company to serve as the investment manager of each Series pursuant to an Investment Management Agreement with the Trust (the "New Investment Management Agreement) and for DIAL to continue to provide investment services to the Series as sub-advisor to DMC pursuant to a new sub-advisory agreement (together with the New Investment Management Agreement, the "New Agreements").

As required under applicable law, the Board of Trustees responsible for each Series has approved the submission of the New Agreements to applicable shareholders. Shareholders of record on June 22, 2004, will receive a proxy statement requesting approval of the Agreement in early July. A special meeting of shareholders addressing this matter will be held on or about August 31, 2004.




THIS SUPPLEMENT IS DATED JUNE 24, 2004.